Exhibit 10.2

                                 Geology Report

                                       On

                               EMORY CREEK Claims

                     Nickel Copper Massive Sulphide Project

                               Northing 5477500 m
                                Easting 597500 m

                    Longitude 121(0)34' W Latitude 49(0)26' N

                                   UTM Zone 10

                              Map Sheets M092H0 53

                                       For

                            Deer Bay Resources Inc.,
                               1333 West Broadway,
                              Vancouver BC V6H 4C1

                                    Geologist

                             Glen Macdonald, P.Geo.
                             Date: February 10, 2010

TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Table Of Contents.............................................................2

List Of Figures...............................................................3

1.   Summary..................................................................4

2.   Introduction.............................................................5
       2.1 Disclaimer.........................................................5

3.   Property Description And Location........................................6

4.   Access, Climate, Local Resources, Infrastructure, And Physiography.......7

5.   History..................................................................8

6.   Recent Exploration Work.................................................10

7.   Geological Setting......................................................10
       7.1 Regional Geology..................................................10

8.   Deposit Type............................................................12
       8.1 Pacific Nickel Mine Geology (As Summarized From A. Aho, 1956).....12

9.   Property Geological Setting.............................................14
       9.1 Emory Creek Property Geology......................................14

10.  Geophysics..............................................................15
       10.1 Regional Geophysics..............................................15
       10.2 Geophysics Of Claims.............................................15

11.  Regional Geochemistry...................................................15

12.  Conclusions.............................................................16

13.  Recommended Program.....................................................17

16.  Budget..................................................................17
       Budget - Phase I......................................................18
       Budget - Phase II.....................................................18

17.  Statement Of Qualifications.............................................19

18.  References..............................................................20

Appendix 1:  Regional Showings...............................................22


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Ni-Cu MASSIVE SULPHIDE PROJECT                                           PAGE 2
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LIST OF FIGURES

         Figure 1:      Property Location Map and Claim Map....................7

         Figure 2:      Regional Geology......................................11

         Figure 2a:        Property Geology and Claim Map.....................15

         Figure 3:         Regional Geophysics................................16

         Figure 4a:        Regional Geochem Copper............................16

         Figure 4b:        Regional Geochem Nickel............................16


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Ni-Cu MASSIVE SULPHIDE PROJECT                                           PAGE 3
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1. SUMMARY

     The Pacific Nickel Mine located in Southwestern BC near Hope was a very significant past producer of copper and nickel from an ultramafic intrusive geologic environment. As one of the most significant Canadian sources of these metals outside of Sudbury, Ontario and Thompson, Manitoba, the lack of exploration in this area makes it a unique underdeveloped mineral belt that warrants a further exploration program that should include additional geological mapping; compilation of data for silt, soil and rock sample surveys, thin section analysis, and airborne geophysical surveys leading to definition of diamond drill targets.

     The Emmy Claim is located 5 kilometres north of the mine area and approximately 11 kilometres north of Hope B.C. on Map Sheet M092H053.

     There are similar and coincident features in the rock types and geophysical imprint between the geology of the Pacific Nickel Mine area and the ultramafic belt extending to the northwest and south west from it. It is evident from the public and private record that this belt has not been subjected to detailed recent exploration until now with numerous exploration companies initiating large scale programs. Research into the mine area has provided exploration concept s that can be used to guide further work in the under-explored area.

     It is recommended that a Phase I program of geological mapping, sampling and prospecting be undertaken to further define areas of potential interest. This is estimated to cost some $10,000; an additional $25,000 to compile all relevant existing technical data following the field investigation will comprise Phase II and lead to prioritize possible drill targets.


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Ni-Cu MASSIVE SULPHIDE PROJECT                                           PAGE 4

2. INTRODUCTION

     Following up on the recent exploration activity in the Hope, B.C. area, and after researching local potential for Ni-Cu-Pd-Pt deposits, Deer Bay Resources Inc. focussed on the Pacific Nickel Mine, 7 kilometres north of Hope, BC.

     The claims, which are the subject of this report were prospected, sampled and staked. Deer Bay Resources Inc. acquired a 100% interest in them.

2.1 DISCLAIMER

     This report was initiated by the President of Deer Bay Resources Inc. to evaluate the area of the claims and to recommend an exploration program to develop its mineral prospects and to be filed with the appropriate regulatory bodies.

     In order to write the report, old mine data and geological reports were reviewed and geologists and mine personnel who were present during the active mining operations in the region from 1958 to 1974 were interviewed as available.


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Ni-Cu MASSIVE SULPHIDE PROJECT                                           PAGE 5

3. PROPERTY DESCRIPTION AND LOCATION

     The Property is located east of Harrison Lake and northwest of Hope in south-western British Columbia (Figure 1) and has recently been further opened by logging operations which provide new access to the region. Permitting for initial exploration work has already been obtained.

     The entire Property consists of 1 unpatented mineral claim containing 20 units staked and recorded online as per the new British Columbia Map staking regulations. The claim delineating the interests of Deer Bay Resources Inc. is found below and the claim is displayed on Figure 2a.

                     TABLE 1. DEER BAY RESOURCES INC. CLAIMS

    Claim Name   Units   Record #   Expiry Date   Map Sheet  Locator   Hectares:
    ----------   -----   --------   -----------   ---------  -------   ---------

       EMMY        20     705501    Feb 04 2011    092H053                418

       TOTAL       18     UNITS

     In British Columbia, each unit equals 25 hectares.


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Ni-Cu MASSIVE SULPHIDE PROJECT                                           PAGE 6

     All claims staked in British Columbia require $4 per hectare worth of assessment work to be undertaken in Year 1 through 3, followed by $8 per hectare per year thereafter. There are no known environmental concerns or parks designated for any area contained within the claims. The Fraser River is designated as a salmon habitat but is part of the main highway and rail corridor to the interior of the province. The area is used extensively for recreational pursuits and has no official designation. The property has no encumbrances. As advanced exploration proceeds there may be bonding requirements for reclamation.

     The claims lie north of the Pacific Nickel Mine leases (Figures 1). Deer Bay Resources Inc. has acquired outright, a 100% interest in the property for a cash payment of $7,500.

4. ACCESS, CLIMATE, LOCAL RESOURCES, INFRASTRUCTURE, AND PHYSIOGRAPHY

     Access to the Property is from well maintained logging roads on the east and south sides of the Property, from the TransCanada Highway that connects the town of Yale to Hope, British Columbia (Property Location: Figure 1). The area has been permitted for mining in the past and a major power line passes by the claims. The author had no difficulty accessing the claim blocks along any of the drainage road networks covered by the claims with 4-wheel drive truck.

     Topography is rugged rising from the Fraser River at under 200 metres to the top of Settler Peak at over 1800 metres. The valleys are steep sided coastal alpine mountain type with typical rain forest vegetation of the coastal ranges of British Columbia. There is a mix of cedar, hemlock, spruce trees with alder, willow and cottonwood on old roads and poorly drained areas. Undergrowth brush consists of salal, devil's club and assorted berry bushes. Climate is also typical of the lower mainland area and is such that the lower and middle elevations will be workable year round with little difficulty. Higher ground may require snow machines or


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Ni-Cu MASSIVE SULPHIDE PROJECT                                           PAGE 7
     similar track mounted vehicles. The most snow observed on roads was 2 metres in late January 2009.

     All the major river drainages flow year round as do many subsidiary creeks. Harrison Lake is an active logging region with a plentiful supply of heavy equipment and operators available for hire. Most live in Harrison, Agassiz, Mission, Chilliwack or Hope. All these population centres totalling almost 50,000 people are within a one hour drive of the project and provide all amenities including police, hospitals, groceries, fuel, helicopter services, hardware and other necessary items. Drilling companies are present in communities nearby while assay facilities are located in Vancouver.

5. HISTORY

     Gold placer mining on the Fraser River at Yale in the latter part of the 19th century was first mining activity in this area. Yale marked the end of the navigable part of the Frazer River by paddle wheelers.

     The first indications of a significant ore zone in the region were discovered in 1923 along the Stulkawhits Creek and by 1926 the BC Nickel Company had been formed to develop the prospect. Subsequent exploration through the 1920's and 1930's discovered the main open pit Pride of Emory zone and led to initial mine development and bulk testing. By 1936 a 22.7 ton sample from the 1600 level was reported carrying 2.74 grams per tonne Pd and Pt and 0.68 grams per tonne Au while earlier samples were reported
     3.98 grams per ton Pt and Pd and 7.89 grams per ton Au. Further work was curtailed by the Second World War and it was not until the 1950's that additional exploration and development work was completed. Reserves from this work were reported by A. Aho in 1954 to be 1.8 million tons. Full scale production was achieved in 1958/59 by Pacific Nickel Mines Ltd.


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Ni-Cu MASSIVE SULPHIDE PROJECT                                           PAGE 8

     From 1959 to the curtailment of operations in 1974 a total of 4.2 million tonnes of ore was mined and milled at the Pacific Nickel Mine with a mill grade of 0.77 % Ni and 0.34% Cu with "reported grades" of Pt and Pd in the
     0.6 grams per ton range. The average for the ore pods listed in government records were 1.19% Ni and 0.46% Cu. Only minor values of the platinum group minerals were "reported" from the smelter but in addition to the values reported above one sample from the "1500" pod reported 2.85 grams per tonne Pt and 4.94 grams per tonne Pd (the sample type and description is not available). The 0.1% Co grade was not paid for initially and payment for the 1% Cr is unknown.

     In 1974/75 Giant Mascot - the successor company to Pacific Nickel Mines - embarked on a limited exploration program of the ultramafic belt to the north and west of the mine area and of the intrusive Spuzzum Diorite. A regional contour soil, stream sediment survey was completed. Access at that time was limited and Giant Mascot concentrated on the stream sediment anomaly to the west of the mine area defining a resource of 100 million tonnes grading 0.22% Ni and 0.22% Cu. This resource figure is reported in government publications but has no technical data available and no parameters for its calculation. Therefore it is regarded as speculative and not to be relied upon .

     The area has been surveyed by a Geological Survey of Canadian airborne magnetic survey (1972), which highlights the mine area as a distinct magnetic anomaly. Various other magnetic anomalies identified by the survey were not investigated at that time; most have been covered by recent staking. No regional government geological mapping party has detailed the area. A government regional geochemistry survey has been completed and the data corresponds favourably within the staked claims and the mine site.


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Ni-Cu MASSIVE SULPHIDE PROJECT                                           PAGE 9

6. RECENT EXPLORATION WORK

     Since the commencement of staking of the Harrison Lake area numerous companies have been engaged in determining access, prospecting and preliminary geological inspection of the property and the old mine area. Although no definitive mapping has been completed, general observations and several rock samples were taken during the initial program on the adjacent properties.

     The Emmy Claim was staked by Santoy Minerals in the early part of the 21st century. They conducted a limited amount of geological prospecting and sampling but dropped the claims to pursue other areas of interest. No details of their work are available.

7. GEOLOGICAL SETTING

7.1 REGIONAL GEOLOGY

     The Harrison Lake area of the ultramafic belt is part of the Coastal Plutonic Sequence between the major suture structure along the Fraser River, located 8 to 15 kilometres to the east and the geological province of Wrangallia - which it represents as the eastern most portion - to the west. This terrain is highly metamorphosed as the contact zone of the Wrangallia geologic province where it was being rafted on to the North American Craton (Figure 2).

     The ultramafic belt as mapped by the Geological Survey of Canada is a continuous unit that extends from the Pacific Nickel Mine re-emerging from the Spuzzum Diorite Intrusive and swinging north through Settler Mountain and beyond towards Breckenridge Mountain and Glacier approximately 80 kilometres to the north. The belt is between one to over five kilometres


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Ni-Cu MASSIVE SULPHIDE PROJECT                                           PAGE 10
     wide and intrudes the very sulphide rich metasedimentary rocks equivalents of the Chilliwack Formation (Carboniferous or Permian age). These metasedimentary rocks are marked by the rusty character that is associated with distinctive sulphide gossan throughout the area.

     The Spuzzum Diorite borders the entire east side of the ultramafic belt as mapped by regional government geologists, separating the metasedimentary (Chilliwack) rocks located along the Fraser River to the east. The medium grained diorite appears to be relatively homogeneous in composition with finer grained and coarser grained phases. The felspar quartz hornblende composition was recorded and observed in outcrop and boulders with an anorthosite phase noted in one area. That felsic phase of the ultramafic belt has not been delineated to any extent or specifically traced and its size and relationship to both the other ultramafics and diorite remains unknown.

     Metasediment (Chilliwack equivalents) assemblages are recorded along the west side of the ultramafic belt between it and Harrison Lake. As well, various granitic intrusions are reported in the region, probably related to the Coastal Igneous plutonic rocks.


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Ni-Cu MASSIVE SULPHIDE PROJECT                                           PAGE 11

8. DEPOSIT TYPE

8.1 PACIFIC NICKEL MINE (as summarized from A. Aho, 1956)

     As the most comprehensive and proximal exploration model, the Pacific Nickel Mine is a guide to what should be looked for in the recommended exploration program.

     The area of the mine is hosted within ultramafic rocks with xenoliths of metasediments within the diorite.

     The ultramafics have hornblendite reaction zones up to 100 metres in contact with the diorite and appear to represent several pulses of intrusive. The ultramafic rocks contain minimal to no feldspar and the mafic mineral (olivine, bronzite, augite and hornblende) textures suggest recrystallization.

     The main structural trend of the ore zones is N75(Degree)W, which is parallel to the internal structure of the diorites, the internal arrangement of the ultramafics and the southwest contact of them. It reflects the possible presence of an older structure of weakness that could be responsible for the introduction of the ultramafic body.

     In 1956 Aho reported that the grade of the recovered ore averaged 1.4% Ni,
     0.5 % Cu, 1 % Cr, and 0.1% cobalt with 0.02 ounces per ton Au and 0.01 opt platinum metals occurring mainly with sulphides as pyrrhotite, pentlandite and chalcopyrite. Magnetite appears to be an integral part of the sulphide system and with olivine forms cores of the sulphide grains. Pyrite appears to be a later replacement of the pentlandite and in stringers within the ore.


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Ni-Cu MASSIVE SULPHIDE PROJECT                                           PAGE 12

     Supergene alteration minerals of limonite, chalcocite, covellite, violarite, melanterite and morenosite were noted in the ore zones. Their extent outside of the ore was not noted but possibly excludes them from being a significant exploration factor.

     Disseminated sulphide mineralization is found mostly in the southwestern half of the main ultramafic body and the smaller subsidiary ultramafic bodies to the south and southwest. The peridotites and olivine pyroxenites appear to be the best mineralized with the former being the most prolific especially near the margins.

     Uralitization is widespread throughout the complex represented by actinolitic alteration and steatitization . Serpentinization up to 50% accompanies the uralization in some of the peridotites and along the cleavages and grain boundaries in most of the peridotites and olivine pyroxenites, forming deeply weathered soft crumbly rocks. Hornblendization has also been recognized in association with structure and intrusive contacts.

     All the alteration features are closely related to structures (joints and faults) and contacts (dykes and intrusives).

     The main mineralized zone trends approximately 285(0) with a plunge or dip steeply to the north. Most of the visible fractures are post ore. Later work identified four main fault trends; 310(0)-315(0) dipping 50(0)-70(0) northeast; 15(0)-30(0) dipping 70(0) to either the southeast or northwest; 350(0)-10(0) dipping 55(0) to either the east or west; and 330(0) - 30(0) dipping 20(0)-30(0) to either the east or west.

     The intersection of the first two fault trend sets has been concluded to be the control of the ore zones deposition. Tectonic and intrusive breccia was found to be spatially related to several of the ore pods.


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Ni-Cu MASSIVE SULPHIDE PROJECT                                           PAGE 13

     Twenty-six pods of massive sulphide were mined during the history of the operating mine ranging in size from 3,000 tons to 807, 000 tons. The shoots were described as steeply dipping circular to ellipsoid in shape around the long axis of the structure and are 100 feet or more in diameter with their depth extent 5 to 10 times that measure.

9. PROPERTY GEOLOGICAL SETTING

9.1 EMORY CREEK PROPERTY GEOLOGY

     The property is accessible by road up Emory Creek. The geology of the area of the Property is based on preliminary identification of some outcrops and interpreting the regional mapping completed by the government as it relates to the claim areas. New road cuts investigated by the author displayed a complex sequence of intrusives and ultramafic dykes requiring follow-up.

     Ultramafic units and the Cogburn and Settler Schist and Intrusive units were identified on the claims by prospecting and initial geological mapping. It was noted that these units are all related to the mineralization at the B.C. Nickel Mine. Ultramafic boulders were identified and the sources of these boulders are juxtaposed so that they cannot be related to Pacific Nickel Mine and therefore represent potentially new mineralized areas.


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Ni-Cu MASSIVE SULPHIDE PROJECT                                           PAGE 14

10. GEOPHYSICS

10.1 REGIONAL GEOPHYSICS

     The area of the claims has been covered by a Geological Survey of Canada airborne magnetometer survey (Figure 3), which some discreet anomalous magnetic features. These magnetic features appear related to that found associated with the ultramafic rocks that host the ore pods of the Pacific Nickel Mine. `Therefore, a logical initial exploration approach has been to follow-up in these areas with similar geophysical imprints in the area of the claims.

10.2 GEOPHYSICS OF CLAIMS

     No ground geophysical surveying has been reported for the Property.

11. REGIONAL GEOCHEMISTRY

     Regional government stream sediment geochemical surveying was completed which identifies the Property as an area of very anomalous base metal and indicator values. National geochemical reconnaissance surveys completed by the Geological Survey of Canada and the British Columbia Ministry of Energy Mines and Petroleum Resources on stream sediment samples have published values in Cu, Ni, Co, and Cr for the drainages of the Property that consistently identify the region in the 90th percentile of anomalous samples.


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Ni-Cu MASSIVE SULPHIDE PROJECT                                           PAGE 15
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12. CONCLUSIONS

     The Harrison Lake ultramafic belt provides a very attractive exploration prospect for platinum group and Ni/Cu mineralization. The belt has not been subjected to exploration for at least 25 years despite hosting one of British Columbia's most profitable Ni/Cu/Pt/Pd mines and Canada's fourth largest mining area of these metals to date, following only the prolific Sudbury, Ontario, Thompson and Lynn Lake, Manitoba areas.

     Preliminary exploration and research to date by indicates that this ultramafic belt is permissive to host additional mineralization similar to the zones mined at the Pacific Nickel Mine. Locally, the ultramafic rocks underlying the Emmy claim are very similar to those present at the Pacific Nickel Mine and exhibit similar geophysical and geological signatures.

     It is concluded that detailed exploration as recommended could locate further mineralized zones. This exploration will map the various rock units; and a compilation of stream silt , rock and soil geochemical surveys with geophysical surveys, will evaluate the potential of the property. The belt of ultramafic rocks presently being considered for further exploration represents a unique situation: similar geological environment to a near-by past producing mine as a model; a new network of access roads; and a new base of technical information . Further work is warranted at the Emmy Claim to define drill targets.


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Ni-Cu MASSIVE SULPHIDE PROJECT                                           PAGE 16

15. RECOMMENDED PROGRAM

     A detailed program (Phase I) of geological review and exploration is proposed to develop a detailed geological base model for the claims.

     Both Phase I and Phase II are necessary to complete the initial evaluation of the Property and to select drill targets (Phase III).

16. BUDGET

     The initial phase of exploration for the claims will consist of detailed geological mapping along all roads and silt sampling of every drainage or draw (soil sampling if necessary). This work is important to establish base and anomalous geochemical values for the area and to confirm earlier results; and to assess the structural implication of the drainages as faults or contact zones

     The Phase I budget will cover detailed geological mapping; silt (soil if necessary) geochemical sampling of defined drainages; and prospecting. It is estimated to cost $10,000 as described below. Phase II, which will utilize the Phase I results to facilitate compilation all the known technical data, is estimated to cost $25,000, and will allow the Company to select initial drill sites. Phase III, which will be preliminary drill testing of selected targets, is estimated to cost $50,000 will follow at that time.


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Ni-Cu MASSIVE SULPHIDE PROJECT                                           PAGE 17

BUDGET - PHASE I

     1. Senior Geologist& Geological technician @ $900/day               $ 4,500
     2. Equipment rental Fuel, Food, Field Supplies $ 500/day            $ 2,500
     3. Soil sampling and Assays                                         $ 1,750
     4. Report                                                           $ 1,000
     5. Filing Fees                                                      $   250
                                                                         -------
     SUBTOTAL                                                            $10,000

PHASE II

     1.  Review of  Geochem and Detailed Geology sampling                $ 7,200
     2.  Review of geophysical magnetometer surveys                      $ 7,500
     3.  Field Survey of drill sites $500/day                            $ 4,500
     4.  Soil Sampling & Assays                                          $ 2,500
     5.  Report                                                          $ 1,800
     6.  Contingency                                                     $ 2,000
                                                                         -------

         GRAND TOTAL - PHASE II                                          $25,000


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Ni-Cu MASSIVE SULPHIDE PROJECT                                           PAGE 18

17. STATEMENT OF QUALIFICATIONS

I, GLEN MACDONALD, of 488-625 Howe Street, Vancouver, BC, hereby certify that:

1. I am a graduate of the University of British Columbia with degrees in (B.A., 1971) and Geology (B.Sc., 1973);

2. I have practiced my profession as Geologist since graduation; over 28 years;

3. I have worked as a Geologist for Whitehorse Copper Mine and acted as District Manager for Exploration for Yukon/Western N.W.T. for Noranda Exploration and am therefore qualified to write this report and recommend the proposed exploration program and budget in this report;

4.   I have practised Geology as an Independent Consulting Geologist since 1983;

5. I am a member of the Association of Professional Engineers, Geologists and Geophysicists of Alberta (No. 36214);

6. I am a member of the Association of Professional Engineers and Geoscientists of the Province of British Columbia (No. 20464);

7.   I visited the property in October, 2004 and in July 2009;

8.   I am responsible for this report and the opinions expressed therein.

9. There are no material facts or material changes in the subject matter of this report that would mislead the reader.

10. I have no interest, direct or indirect, in the properties or shares of Deer Bay Resources Inc., nor do I expect to receive any.

11. I have no prior involvement with this property and have no interest therein;

12. I hereby grant my permission Deer Bay Resources Inc. Inc. to use this report use normal to the business of the Company.

Dated at Vancouver, BC, this 15th day of March,2010

Glen C. Macdonald, P.Geol., P.Geo.


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Ni-Cu MASSIVE SULPHIDE PROJECT                                           PAGE 19

18. REFERENCES

     Aho, A. "Geology and Genesis of Ultramafic Nickel Copper Pyrrhotite Deposits at the Pacific Nickel Property, Southwestern British Columbia":
     Economic Geology, v 51 p444 - 481

     Minefile Capsule Geology and Bibliography; 092HNW058; 092HNW 070; 092HNW073; 092HNW076; 092HSW004; 092HSW081

     Ministry of Energy, Mines and Petroleum Resources , British Columbia; Open File Report 1990-27 p43 -47

     Vining, Mark R. Regional Setting of Giant Mascot Mine (92H/5W, 6E) Geological Fieldwork 1975 Paper1976 -1 p 49-52

     Monger, J.W.H. Hope Map Area, West Half (92HW1/2) British Columbia, q Geological Survey of Canada, Paper 69-47, Pages 63-64

     Ministry of Energy, Mines and Petroleum Resources, British Columbia; various presentation notes and slides on the BC Nickel Mine

     Schroder, T. Ministry of Energy, Mines and Petroleum Resources, British Columbia; District Geologist, pers. Communication

     Christopher, P. Consultant; Pers. Communication. From his work "Giant Mascot Mine," Geological Fieldwork 1974 Paper 1975-2 pages 17-21


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Ni-Cu MASSIVE SULPHIDE PROJECT                                           PAGE 20

     Ministry of Energy , Mines and Petroleum Resources , British Columbia; Summary - Giant Mascot(Pacific Nickel, British Columbia Nickel) 1986-87 p 30-33

     Department of Energy, Mines and Resources, Geological Survey of Canada; Open File 2948a - Tectonic Assemblage Map of Vancouver Open File 2490 - Guide to the Geology and Tectonic Evolution of the Southern Coast Mountains
     - 1994, Preliminary Map - Terranes of the Southern Coast and Intermontane Belts, British Columbia 1994, Journeay J. M. and Monger, J.W.H Geology MapS 12 -1969; 1386A; 41 -1989 Aeromagnetic Maps: 8534G Harrison Lake; 8538G -Hope; 8535G Spuzzum, RGS 1994 - Hope Regional Geochemical Survey, RGS 39

     Clarke W.E (1969) Geology and Ore Control, Giant Mascot Mines Ltd. Western Miner, Volume 42 #6 p. 41-46


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Ni-Cu MASSIVE SULPHIDE PROJECT                                           PAGE 21

APPENDIX 1:  REGIONAL SHOWINGS




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Ni-Cu MASSIVE SULPHIDE PROJECT                                           PAGE 22

Number          Names              Status         Commodities    NTS Maps        Lat./Long.     Deposit Types
------          -----              ------         -----------    --------        ----------     -------------
                 GEM,                             Molybdenum
                 MEG,            Developed         Copper
                 HLM,             Prospect          Zinc
                 SASH,           Inventory         Tungsten                    49 42 42 N     Porphyry Mo (Low F-
092HNW001    BAILEY GROUP          Report           Bismuth       092H12E      121 43 11 W           type)

                                                                               49 44 03 N
092HNW006        WREN             Showing            Gold         092H12E      121 43 24 W

              QUEEN MINE,                           Silver                     49 34 34 N
092HNW020    QUEEN (L.63)         Prospect           Gold         092H11W      121 26 48 W

                                                                  092H11W      49 34 00 N     Kyanite-sillimanite
092HNW028     EMMY CREEK          Showing         Sillimanite     092H12E      121 30 00 W          schists.

              PROVIDENCE
               (L.1737),
              SILVER BELL      Past Producer                                                    Au-quartz veins.
               (L.1738),         Production          Gold                      49 37 19 N      Epithermal Au-Ag:
092HNW030     ELIZABETH 1          Report           Silver        092H12W      121 56 56 W      low sulphidation

                                                                                                   Tholeiitic
                                                    Copper                     49 33 22 N       intrusion-hosted
092HNW040         AL              Showing           Nickel        092H12E      121 43 05 W           Ni-Cu

                                                                                                    Fe skarn

                  OX,                               Copper
                SCUZZY,                              Gold                      49 30 39 N          Cu skarn.
092HNW041       SCRUNGY           Showing           Silver        092H12E      121 38 44 W         Au skarn.

                 PIPE,                              Copper
                 JAY,                             Molybdenum                   49 36 30 N     Porphyry Mo (Low F-
092HNW044    SAWMILL CREEK        Showing            Zinc         092H11W      121 27 49 W           type).

            SETTLER CREEK,                                                                         Tholeiitic
                  NI,                               Nickel                     49 33 39 N       intrusion-hosted
092HNW045       ZONE 4            Showing           Copper        092H12E      121 39 19 W           Ni-Cu.

                                                    Nickel
               CITATION,                            Copper                     49 30 53 N          Tholeiitic
092HNW046    MORGAN GROUP         Showing            Zinc         092H11W      121 27 08 W      intrusion-hosted

                                                                                               Ultramafic-hosted
             GORDON CREEK                          Asbestos                    49 32 52 N          asbestos.
092HNW057      ASBESTOS           Showing          Chromium       092H11W      121 27 01 W     Podiform chromite.

             HARRISON LAKE                                                     49 32 20 N      Ultramafic-hosted
092HNW058      ASBESTOS           Showing          Asbestos       092H12E      121 44 12 W         asbestos.

                                                                                                Microcrystalline
                                                                                                   graphite.
                                                                               49 30 50 N      Crystalline flake
092HNW064        HOPE             Showing          Graphite       092H12W      121 45 42 W          graphite

                                                    Copper
                                                     Zinc
                                                    Silver                     49 34 33 N        Besshi massive
092HNW070     NORTH FORK          Prospect           Gold         092H12E      121 44 50 W       sulphide Cu-Zn

                                                    Kyanite                    49 34 13 N     Kyanite-sillimanite
092HNW073    COGBURN CREEK        Showing         Sillimanite     092H12E      121 39 30 W          schists

                                                    Nickel                                         Tholeiitic
                                                    Copper                     49 32 56 N       intrusion-hosted
092HNW076        JASON            Showing          Chromium       092H12E      121 41 35 W           Ni-Cu.
                                                                  092G12W
                                                    Granite
              RAVEN BLACK,                       Dimension Stone                49 36 00 N      Dimension stone -
092GNW071   GRANITE CREATIONS   Past Producer    Building Stone    092G12E      121 37 00 W          granite.

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Ni-Cu MASSIVE SULPHIDE PROJECT                                           PAGE 23

Number           Names              Status         Commodities    NTS Maps        Lat./Long.     Deposit Types
------           -----              ------         -----------    --------        ----------     -------------
             PRIDE OF EMORY,
             PRIDE OF EMORY
                (L.793),
             PRIDE OF EMORY
                  MINE,
              GIANT NICKEL,
             PRIDE OF EMORY                          Nickel
              NO.2 (L.794),                          Copper
               DISCOVERY,                            Cobalt
                GIANT MASCOT,                         Gold
                B.C. NICKEL,      Past Producer      Silver
               PACIFIC NICKEL,    Production        Chromium
             WESTERN NICKEL,        Report          Platinum                                        Tholeiitic
                 ZOFKA,           Inventory         Palladium      092H05E      49 28 30 N       intrusion-hosted
092HSW004   GIANT NICKEL MINE       Report            Zinc         092H06W      121 30 46 W           Ni-Cu

                                                     Copper
                                                      Gold                      49 25 09 N
092HSW024      IDEAL GOLD          Showing           Silver        092H06W      121 26 16 W      Au-quartz veins.

                   NI,
                 NI 752,
                   AL,
                   OX,                                                                              Tholeiitic
                  COG,                               Nickel                     49 29 49 N       intrusion-hosted
092HSW081        COGBURN           Prospect          Copper        092H05E      121 39 28 W           Ni-Cu.

                 SWEDE,                                                                             Tholeiitic
                  BEA,                               Nickel                     49 26 00 N       intrusion-hosted
092HSW082         GIANT            Showing           Copper        092H06W      121 29 56 W           Ni-Cu

            STAR OF EMORY 3,                         Nickel
             PRIDE OF EMORY,                         Copper
           GIANT NICKEL, STAR                       Chromium
           OF EMORY (L.1414),                         Gold                                          Tholeiitic
               BRUNSWICK,                           Platinum                    49 28 08 N       intrusion-hosted
092HSW093     GIANT MASCOT      Past Producer       Palladium      092H05E      121 32 16 W           Ni-Cu

                                                     Nickel
              CHOATE, GIANT                          Copper                                         Tholeiitic
              NICKEL, GIANT                         Chromium                    49 29 02 N       intrusion-hosted
092HSW125        MASCOT         Past Producer        Cobalt        092H06W      121 29 00 W           Ni-Cu.

                                                                                49 28 37 N
                                                     Copper        092H05W      121 45 17 W     Porphyry Cu+/-Mo+/-
092HSW138      GOLDEN BEAR         Showing         Molybdenum      092H05E         SKARN                Au

                                                   Sillimanite                  49 27 00 N     Kyanite-sillimanite
092HSW143      ZOFKA RIDGE         Showing           Garnet        092H05E      121 31 00 W          schists

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Ni-Cu MASSIVE SULPHIDE PROJECT                                           PAGE 24